UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

GEMINI THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39438	85-1612845
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

297 Boston Post Road #248, Wayland, MA	01778
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 401-4400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

1	The Company does not currently maintain a physical headquarters but maintains a mailing address at 297 Boston Post Road #248, Wayland, MA 01778.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of the stockholders of Gemini Therapeutics, Inc. (“Gemini” or the “Company”) held on December 28, 2022 (the “Special Meeting”), the Company’s stockholders voted on the proposals set forth below relating to the Agreement and Plan of Merger and Reorganization, dated as of August 9, 2022 (the “Merger Agreement”), by and among the Company, Disc Medicine, Inc., a Delaware corporation (“Disc”) and Gemstone Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (the “Merger Sub”), providing for the merger of Merger Sub with and into Disc, with Disc surviving the merger as a wholly-owned subsidiary of the Company (the “Merger”). The proposals are described in detail in the Company’s definitive proxy statement / prospectus filed with the Securities and Exchange Commission (the “SEC”) on December 2, 2022 (as amended or supplemented thereafter) and first mailed to the Company’s stockholders on December 2, 2022. The final voting results regarding each proposal are set forth below. There were 43,328,315 shares of the Company common stock outstanding and entitled to vote on the record date for the Special Meeting, and 40,302,661 shares of the Company common stock were represented in person or by proxy at the Special Meeting, which number constituted a quorum.

Proposal No. 1. Approval of (i) the issuance of shares of common stock of the Company, which will represent more than 20% of the shares of the Company’s common stock outstanding immediately prior to the Merger, to stockholders of Disc, pursuant to the terms of the Merger Agreement, and (ii) the change of control resulting from the Merger, pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	BROKER NON-VOTES
37,341,199	114,070	3,520	2,843,872

Proposal No. 2. Approval of an amendment to the amended and restated certificate of incorporation of the Company to (a) effect a reverse stock split of the Company’s issued and outstanding common stock at a ratio of one new share of the Company’s common stock for every ten shares of outstanding common stock of the Company, and (b) implement a reduction in the number of authorized shares of the Company’s common stock to 100,000,000.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	BROKER NON-VOTES
39,833,612	421,352	47,697	-

Proposal No. 3. Approval, on a nonbinding, advisory basis, of the compensation that will or may become payable by the Company to its named executive officers in connection with the Merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	BROKER NON-VOTES
32,201,605	5,212,578	44,606	2,843,872

Proposal No. 4. Approval of amendments to the Company’s 2021 Stock Option and Incentive Plan and the Company’s 2021 Employee Stock Purchase Plan to (i) increase the number of shares of common stock reserved for issuance under the Company’s 2021 Stock Option and Incentive Plan to a number of shares representing approximately 9% of the fully diluted capitalization of the Company, determined as of immediately following the Merger and (ii) increase the number of shares of common stock reserved for issuance under the Company’s 2021 Employee Stock Purchase Plan to a number of shares representing approximately 0.84% of the fully diluted capitalization of the Company, determined as of immediately following the Merger.

This proposal was approved by the requisite vote of the Company’s stockholders.

For	Against	Abstain	BROKER NON-VOTES
34,522,687	2,891,507	44,595	2,843,872

Proposal No. 5. To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 or Proposal No. 2.

This proposal was approved by the requisite vote of the Company’s stockholders, but adjournment of the Special Meeting was unnecessary because there was a quorum present and there were sufficient votes received at the time of the Special Meeting to approve Proposal No. 1 and Proposal No. 2.

Item 8.01.	Other Events.

Based on the results of the Special Meeting, the Merger is expected to be consummated on or around December 29, 2022, subject to the satisfaction of the remaining closing conditions.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)) concerning Gemini, Disc, the proposed transaction and other matters. These forward-looking statements include express or implied statements relating to Gemini’s management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are based on current expectations and beliefs concerning future developments and their potential effects. There can be no assurance that future developments affecting Gemini, Disc or the proposed transaction will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Gemini’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the conditions to the closing of the transaction are not satisfied and those factors described under the heading “Risk Factors” in the Gemini’s most recent Annual Report on Form 10-K filed with the SEC and the definitive proxy/prospectus filed by Gemini with the SEC on December 2, 2022, as well as discussions of potential risks, uncertainties, and other important factors included in later filings, including any Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Should one or more of these risks or uncertainties materialize, or should any of Gemini’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. It is not possible to predict or identify all such risks. Gemini’s forward-looking statements only speak as of the date they are made, and Gemini does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEMINI THERAPEUTICS, INC.

Date: December 28, 2022	By:	/s/ Georges Gemayel
	Name:	Dr. Georges Gemayel
	Title:	Interim President and Chief Executive Officer